                                  POWER OF ATTORNEY

     I, the undersigned trustee or officer, or both, of SA Funds - Investment Trust (the "Trust"), a Delaware business trust, do hereby constitute and appoint Cynthia Surprise to be my true, sufficient and lawful attorney, with full power to sign for me, in my name and capacity as trustee or officer, or both, the Registration Statement of the Trust on Form N-1A, and any and all amendments thereto to be filed by the Trust under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933, as amended, with respect to the offering of its shares of beneficial interest, and any and all other documents and papers relating thereto; and said attorney shall have full power of substitution; and such attorney shall have full power to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to such Registration Statement.

     IN WITNESS WHEREOF, I have hereunder set my hand on this 4th day of June, 1999.



                                        /s/ John J. Bowen, Jr.
                                        ----------------------
                                            John J. Bowen, Jr.

                                  POWER OF ATTORNEY

     I, the undersigned trustee or officer, or both, of RWB Funds - Investment Trust (the "Trust"), a Delaware business trust, do hereby constitute and appoint Cynthia Surprise to be my true, sufficient and lawful attorney, with full power to sign for me, in my name and capacity as trustee or officer, or both, the Registration Statement of the Trust on Form N-1A, and any and all amendments thereto to be filed by the Trust under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933, as amended, with respect to the offering of its shares of beneficial interest, and any and all other documents and papers relating thereto; and said attorney shall have full power of substitution; and such attorney shall have full power to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to such Registration Statement.

     IN WITNESS WHEREOF, I have hereunder set my hand on this 13th day of April, 1999.



                                        /s/ David G. Booth
                                        ------------------
                                            David G. Booth

                                  POWER OF ATTORNEY

     I, the undersigned trustee or officer, or both, of RWB Funds - Investment Trust (the "Trust"), a Delaware business trust, do hereby constitute and appoint Cynthia Surprise to be my true, sufficient and lawful attorney, with full power to sign for me, in my name and capacity as trustee or officer, or both, the Registration Statement of the Trust on Form N-1A, and any and all amendments thereto to be filed by the Trust under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933, as amended, with respect to the offering of its shares of beneficial interest, and any and all other documents and papers relating thereto; and said attorney shall have full power of substitution; and such attorney shall have full power to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to such Registration Statement.

     IN WITNESS WHEREOF, I have hereunder set my hand on this 13th day of April, 1999.



                                        /s/ Bryan W. Brown
                                        ------------------
                                            Bryan W. Brown

                                  POWER OF ATTORNEY

     I, the undersigned trustee or officer, or both, of SA Funds - Investment Trust (the "Trust"), a Delaware business trust, do hereby constitute and appoint Cynthia Surprise to be my true, sufficient and lawful attorney, with full power to sign for me, in my name and capacity as trustee or officer, or both, the Registration Statement of the Trust on Form N-1A, and any and all amendments thereto to be filed by the Trust under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933, as amended, with respect to the offering of its shares of beneficial interest, and any and all other documents and papers relating thereto; and said attorney shall have full power of substitution; and such attorney shall have full power to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to such Registration Statement.

     IN WITNESS WHEREOF, I have hereunder set my hand on this 28th day of May, 1999.



                                        /s/ Patrick Keating
                                        -------------------
                                            Patrick Keating

                                  POWER OF ATTORNEY

     I, the undersigned trustee or officer, or both, of RWB Funds - Investment Trust (the "Trust"), a Delaware business trust, do hereby constitute and appoint Cynthia Surprise to be my true, sufficient and lawful attorney, with full power to sign for me, in my name and capacity as trustee or officer, or both, the Registration Statement of the Trust on Form N-1A, and any and all amendments thereto to be filed by the Trust under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933, as amended, with respect to the offering of its shares of beneficial interest, and any and all other documents and papers relating thereto; and said attorney shall have full power of substitution; and such attorney shall have full power to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to such Registration Statement.

     IN WITNESS WHEREOF, I have hereunder set my hand on this 13th day of April, 1999.



                                        /s/ Harold M. Shefrin
                                        ---------------------
                                            Harold M. Shefrin

                                  POWER OF ATTORNEY

     I, the undersigned trustee or officer, or both, of SA Funds - Investment Trust (the "Trust"), a Delaware business trust, do hereby constitute and appoint Cynthia Surprise to be my true, sufficient and lawful attorney, with full power to sign for me, in my name and capacity as trustee or officer, or both, the Registration Statement of the Trust on Form N-1A, and any and all amendments thereto to be filed by the Trust under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933, as amended, with respect to the offering of its shares of beneficial interest, and any and all other documents and papers relating thereto; and said attorney shall have full power of substitution; and such attorney shall have full power to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to such Registration Statement.

     IN WITNESS WHEREOF, I have hereunder set my hand on this 27th day of May, 1999.



                                        /s/ Michael Clinton
                                        -------------------
                                            Michael Clinton